Exhibit 10.15

EXECUTION COPY

FIRST AMENDMENT AGREEMENT

To Pledge and Security Agreement and Irrevocable Proxy

Dated as of March 18, 2009

by and among

RFC ASSET HOLDINGS II, LLC,

PASSIVE ASSET TRANSACTIONS, LLC

AND CERTAIN

AFFILIATES THEREOF FROM

TIME TO TIME PARTY HERETO,

as Grantors,

and

GMAC LLC,

as Lender Agent

This FIRST AMENDMENT AGREEMENT (this “Agreement”) dated as of March 18, 2009 (the “Amendment Effective Date”), is by and among RFC Asset Holdings II, LLC, a Delaware limited liability company (“RAHI”), and Passive Asset Transactions, LLC, a Delaware limited liability company (“PATI”; and together with RAHI, each a “Borrower” and collectively, the “Borrowers”); Residential Capital, LLC, a Delaware limited liability company (“ResCap”), Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), and GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage”; and together with ResCap and RFC, each herein a “Guarantor” and collectively, the “Guarantors”), and the other parties hereto as Grantors (each, together with each Borrower and each Guarantor, a “Grantor” and collectively, the “Grantors”); and GMAC LLC, a Delaware limited liability company, as Lender Agent for the Lender Parties.

Reference is hereby made to the Pledge and Security Agreement and Irrevocable Proxy dated as of November 20, 2008 among the Grantors and the Lender Agent (as modified by the deletion and joinder of parties prior to the date hereof and as otherwise amended through the date hereof, the “Security Agreement”).

RECITALS

1. Each of the parties hereto is a party to the Security Agreement.

2. The parties hereto desire to make certain amendments to the Security Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the changes set forth herein.

4. In consideration of the promises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Security Agreement.

First Amendment to Pledge and Security Agreement

ARTICLE II

AMENDMENTS TO THE SECURITY AGREEMENT

SECTION 2.1 Amendment to Section 1. Section 1 of the Security Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

Flume No. 8 Deed of Charge and Assignment means the Deed of Charge and Assignment, dated as of November 14, 2008, between the Flume No. 8 SPE, the Flume No. 8 Security Trustee, ResCap, GMAC-RFC Limited, Barclays Bank PLC and SFM Corporate Services Limited.

Omnibus Security Agreement means the Omnibus Pledge and Security Agreement and Irrevocable Proxy, dated as of March 18, 2009, by and among RAHI, PATI and certain of their Affiliates from time to time party thereto, as grantors, GMAC IM, as secured party, and GMAC LLC, as Omnibus Agent, Lender Agent, Lender under the MSR Loan Agreement and as a Secured Party, as the same may be amended, supplemented, restated or otherwise modified from time to time.

Specified Documents shall have the meaning given such term in the Omnibus Security Agreement.

SECTION 2.2 Amendments to Section 1. Section 1 of the Security Agreement is hereby amended as follows:

(a) The definition of “Flume No. 8 Deed of Assignment” is hereby amended and restated in its entirety to read as follows:

“Flume No. 8 Deed of Assignment means the Deed of Assignment, dated as of November 21, 2008, between PATI and the Lender Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time.”

(b) The definition of “Flume No. 8 Loan Sale and Purchase Agreement” is hereby amended by replacing the phrase “Flume No. 8 Sellers” with “Flume No. 8 Seller” where it appears therein.

(c) The definition of “Flume No. 8 Security Documents” is hereby amended and restated in full to read as follows:

“Flume No. 8 Security Documents means the Flume No. 8 Notes, the Flume No. 8 Loan Sale and Purchase Agreement, the Flume No. 8 Note Issuance Facility Deed, the Flume No. 8 Administration Agreement, the Flume No. 8 Bank Agreement, the Flume No. 8 GIC Agreement, the Flume No. 8 Deed of Assignment, the Flume No. 8 Deed of Charge and Assignment, and each and every other document, agreement and deed entered into by ResCap, its Subsidiary and/or the Flume No. 8 Security Trustee in connection with the purchase of certain residential mortgage loans, the issuance of the Flume No. 8 Notes and creation of security in respect of the Flume No. 8 Notes in favor of the Flume No. 8 Security Trustee, in each case, by the Flume No. 8 SPE, as all of the foregoing may be amended, supplemented, restated or otherwise modified from time to time, and in each case if and to the extent any of the foregoing evidence or relate to the Flume No. 8 Notes.”

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(d) The definition of “Flume No. 8 Sellers” is hereby amended and restated in full to read as follows:

“Flume No. 8 Seller means GMAC-RFC Limited.”

(e) The definition of “Obligations” is hereby amended and restated in its entirety to read as follows:

“Obligations means obligations, indebtedness, fees, expenses (including, without limitation, attorneys’ fees and expenses) and liabilities of any ResCap Counterparty or Grantor to any “Secured Party” (as such term is defined in the Omnibus Security Agreement) under any Specified Document, now existing or hereafter arising under or in connection with the Specified Documents, whether monetary or otherwise, matured or unmatured, direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, and any interest accruing thereon (including any interest that accrues after the commencement of any proceeding by or against any ResCap Counterparty or any other Person under any bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or other debtor relief law) and all attorneys’ fees and other expenses incurred in the collection or enforcement thereof; including without limitation (a) the obligations, indebtedness and liabilities of the ResCap Counterparties under the Master Netting Agreement or otherwise pursuant to the terms of the other Derivative Documents, (b) all other “Obligations” as defined in the Loan Agreement and (c) all other “Secured Obligations” as defined in the MSR Loan Agreement.”

SECTION 2.3 Amendment to Section 3. Section 3(a)(i) of the Security Agreement is hereby amended and restated in its entirety to read as follows:

“(i) no financing statement (other than the UCC financing statements filed in connection with the Contribution Agreements or any other UCC financing statements which may have been filed on behalf of GMAC LLC, in any capacity, or in connection with Permitted Liens) covering any of the Collateral will be on file in any public office;”

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SECTION 2.4 Amendment to Schedule IV. The table set forth on Schedule IV, Exhibit A, Section I of the Security Agreement is hereby amended and restated in its entirety to read as follows:

Account Owner	Financial Institution	Account Number	Account Name
Residential Funding Company, LLC	JPMorgan Chase Bank, N.A.	646926915	Residential Funding Company, LLC re: Provident Funding Assoc PSER

Residential Funding Company, LLC	Wachovia Bank, N.A.	2000045277618	Residential Funding Company, LLC Warehouse Sales Proceeds

RFC Asset Holdings II, LLC	Wachovia Bank, N.A	2000045278963	RFC Asset Holdings II, LLC fbo GMAC, LLC Collection Account

Passive Asset Transactions, LLC	Wachovia Bank, N.A.	2000045278976	Passive Asset Transactions, LLC fbo GMAC, LLC Collection Account

SECTION 2.5 Amendment to Schedule V. Schedule V to the Security Agreement is hereby amended by adding the following items thereto:

“RAHI A, LLC Membership Interest

PATI A, LLC Membership Interest”

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date.

ARTICLE IV

ACKNOWLEDGEMENTS, CONSENTS, NOTICE, CONFIRMATION AND

REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Security Agreement or the Facility Documents with respect to the execution of this Agreement.

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SECTION 4.2 Confirmation of the Security Agreement. The Grantors each hereby acknowledge and agree that, except as herein expressly amended and as amended by the Fourth Amendment to the Loan Agreement, dated as of the date hereof and among the parties hereto, the Security Agreement and each other Facility Document are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Grantor reaffirms its grant of a security interest in all the Collateral pledged by it, and agrees that such security interest secures all Obligations as defined in the Loan Agreement. As of the Amendment Effective Date, each reference in the Security Agreement to “this Agreement” or in any other Facility Document to the “Security Agreement” shall mean the Security Agreement as amended by this Agreement, and as hereinafter amended or restated.

SECTION 4.3 Representations and Warranties. By its signature hereto, each Grantor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) Its representations and warranties set forth in the Security Agreement are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and

(b) No Default has occurred and is continuing.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 5.4 Entire Agreement. This Agreement, the Security Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

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SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RFC ASSET HOLDINGS II, LLC,
as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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PASSIVE ASSET TRANSACTIONS, LLC,
as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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RESIDENTIAL CAPITAL, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

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RESIDENTIAL FUNDING COMPANY, LLC, as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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GMAC MORTGAGE, LLC, as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title	Assistant Treasurer

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GMAC LLC, as Lender Agent

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Group Vice President and Treasurer

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